UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	May 31, 2018

Item 1. Schedule of Investments:

Putnam PanAgora Managed Futures Strategy

The fund's consolidated portfolio
5/31/18 (Unaudited)

INVESTMENT COMPANIES (30.1%)(a)
	Shares	Value

State Street Institutional US Government Money Market Fund(PAN)	3,865,004	$3,865,004

Total investment companies (cost $3,865,004)		$3,865,004

SHORT-TERM INVESTMENTS (68.7%)(a)
	Principal amount	Value

U.S. Treasury Bills 2.030%, 7/19/18(PAN)(SEG)	$8,860,000	$8,838,943

Total short-term investments (cost $8,838,905)		$8,838,943

TOTAL INVESTMENTS

Total investments (cost $12,703,909)		$12,703,947

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $26,530,929) (Unaudited)

Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)

Brown Brothers Harriman & Co.
	Mexican Peso	Sell	7/20/18	$5,407,892	$5,482,000	$74,108
Bank of New York
	Czech Koruna	Buy	7/20/18	884,887	960,001	(75,114)
	Czech Koruna	Sell	7/20/18	888,420	919,000	30,580
	Hungarian Forint	Sell	7/20/18	712,204	743,000	30,796
	Norwegian Krone	Sell	7/20/18	647,678	653,000	5,322
	Polish Zloty	Buy	7/20/18	641,388	705,885	(64,497)
	Polish Zloty	Sell	7/20/18	644,796	666,000	21,204
	Swiss Franc	Sell	7/20/18	1,126,889	1,115,001	(11,888)
	Turkish Lira	Sell	7/20/18	665,009	678,000	12,991
State Street Broker Group
	Australian Dollar	Buy	7/20/18	2,623	2,696	(73)
	British Pound	Buy	7/20/18	1,052,623	1,136,611	(83,988)
	British Pound	Sell	7/20/18	1,055,822	1,082,000	26,178
	Euro	Buy	7/20/18	1,101,154	1,169,360	(68,206)
	Euro	Sell	7/20/18	1,106,248	1,134,000	27,752
	Hungarian Forint	Buy	7/20/18	709,194	776,237	(67,043)
	Japanese Yen	Buy	7/20/18	1,599,477	1,627,538	(28,061)
	Japanese Yen	Sell	7/20/18	1,602,515	1,588,000	(14,515)
	Norwegian Krone	Buy	7/20/18	643,670	677,485	(33,815)
	South African Rand	Buy	7/20/18	591,546	620,207	(28,661)
	South African Rand	Sell	7/20/18	596,149	595,000	(1,149)
	Swedish Krona	Sell	7/20/18	5,181	5,440	259
	Swiss Franc	Buy	7/20/18	1,123,809	1,158,719	(34,910)
	Turkish Lira	Buy	7/20/18	349,090	377,000	(27,910)
	Turkish Lira	Sell	7/20/18	2,435,337	2,658,749	223,412

Unrealized appreciation						452,602

Unrealized (depreciation)						(539,830)

Total						$(87,228)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/18 (Unaudited)

	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)

Amsterdam Exchange index (Long)	6	$775,571	$774,660	Jun-18	$(13,366)
Brent Crude (Long) ##	5	387,800	387,800	Aug-18	4,777
Coffee 'C' (Short) ##	24	1,133,100	1,133,100	Sep-18	(15,842)
Cotton No.2 (Long) ##	22	1,008,040	1,008,040	Dec-18	4,872
Crude Soybean Oil (Short) ##	90	1,680,480	1,680,480	Jul-18	23,950
Euro-Bund 10 yr (Long)	35	6,634,242	6,634,245	Jun-18	7,494
Euro-CAC 40 Index (Long)	13	820,430	817,330	Jun-18	(13,561)
FTSE 100 Index (Long)	9	918,631	917,651	Jun-18	(4,110)
Gasoline RBOB (Long) ##	5	453,705	453,705	Jul-18	(953)
Gold 100 OZ (Long) ##	17	2,217,990	2,217,990	Aug-18	14,055
LME Primary Aluminum (Long) ##	12	689,475	689,475	Jun-18	45,171
LME Primary Aluminum (Short) ##	12	689,475	689,475	Jun-18	(79,729)
LME Primary Nickel (Long) ##	8	727,944	727,944	Jun-18	72,183
LME Primary Nickel (Long) ##	10	911,340	911,340	Jul-18	62,955
LME Primary Nickel (Short) ##	8	727,944	727,944	Jun-18	(56,700)
LME Primary Nickel (Short) ##	2	182,268	182,268	Jul-18	(8,937)
LME Zinc (Long) ##	6	465,825	465,825	Jun-18	(55,290)
LME Zinc (Short) ##	6	465,825	465,825	Jun-18	18,648
Low Sulphur Gas Oil (Long) ##	7	477,225	477,225	Jul-18	(5,993)
NY Harbor ULSD (Long) ##	5	462,966	462,966	Jul-18	1,114
OMXS 30 Index (Long)	54	949,041	945,096	Jun-18	(28,754)
SGX MSCI Singapore Index (Long)	40	1,165,538	1,169,661	Jun-18	(21,468)
Soybean Meal (Long) ##	31	1,163,400	1,163,430	Jul-18	(79,468)
SPI 200 Index (Long)	10	1,136,622	1,137,400	Jun-18	(12,464)

WTI Crude (Long) ##	6	401,460	401,460	Aug-18	(1,820)

Unrealized appreciation					255,219

Unrealized (depreciation)					(398,455)

Total					$(143,236)
## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

Notes to the fund's consolidated portfolio
Unless noted otherwise, the notes to the fund's consolidated portfolio are for the close of the fund's reporting period, which ran from September 21, 2017 (commencement of operations) through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $12,860,136.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $857,952.
(PAN)	A portion of these holdings are held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary, valued at $2,022,403.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund uses futures contracts to gain exposure to equity securities, fixed-income securities and commodities.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to provide exposure to developed and emerging market currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $161,366 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$3,865,004	$—	$—
Short-term investments	—	8,838,943	—

Totals by level	$3,865,004	$8,838,943	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(87,228)	$—
Futures contracts	(143,236)	—	—

Totals by level	$(143,236)	$(87,228)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$452,602	$539,830
Equity contracts	—	93,723
Interest rate contracts	7,494	—
Commodity contracts	247,725	304,732

Total	$707,821	$938,285

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		400
Forward currency contracts (contract amount)		$18,300,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: July 27, 2018